UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2011

GEOVIC MINING CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-52646	20-5919886
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 17th Street, Suite 980 Denver, Colorado		80202
		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 476-6455

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a 12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

     The information in this Form 8-K (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On April 28, 2011, Geovic Mining Corp. (“Geovic” or “the Company”, TSX:GMC, OTCBB:GVCM), announced that it has completed the staking of five square miles (13 sq. km) of mining claims at its Cornudas Mountains exploration prospect in southern New Mexico. Initial work completed by the Company indicates that the Cornudas Mountains claims host an alkaline laccolithic intrusion that contains significant concentrations of the heavy rare earth enriched mineral eudialyte. In addition to the rare earths, significant enrichment in zirconium, hafnium, tantalum, tin, yttrium and niobium have been confirmed. A copy of the press release is included as Exhibit 99.1 to this Report.

Item 9.01	Financial Statements and Exhibits

     (d)   The following exhibits are furnished herewith:

             99.1  Press Release dated April 28, 2011.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2011

GEOVIC MINING CORP.

By: /s/ Greg Hill
Name: Greg Hill
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No. Description

99.1	Press Release dated April 28, 2011